Exhibit 99.1

News Release Three Radnor Corporate Center, Suite 301 100 Matsonford Road Radnor, PA 19087

FOR IMMEDIATE RELEASE

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS

PVR UNITHOLDERS VOTE “FOR” PVR’S MERGER WITH REGENCY

RADNOR, PA – March 4, 2014 . . . PVR Partners, L.P. (NYSE: PVR) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, recommended that PVR unitholders vote “FOR” the proposal to approve the merger agreement with Regency Energy Partners LP (“RGP”) at the partnership’s special meeting of unitholders to be held on March 20, 2014. As previously announced, under the terms of the merger agreement, PVR unitholders will receive 1.02 RGP limited partnership units and a cash payment of approximately $0.26 per limited partnership unit in exchange for each PVR limited partnership unit owned at closing.

In reaching their recommendation, ISS concluded that “the merger is warranted based on the substantial premium, strategic rationale and positive market reaction.” ISS also recommended that PVR unitholders vote “FOR” the other merger-related proposals contained in the partnership’s proxy statement filed with the Securities and Exchange Commission (“SEC”).

“We are pleased that ISS, having evaluated the proposed merger, agrees with the board of directors of the general partner of PVR in recommending that unitholders vote in favor of the merger,” said the partnership’s Chief Executive Officer, William H. Shea, Jr. “Its recommendation supports the board’s view that the combination of PVR and RGPs’ highly complementary businesses will create added value for unitholders by providing a larger, more diversified operating platform and increased financial flexibility to support growth. We urge PVR unitholders to follow the recommendations of ISS and to vote “FOR” the adoption of the merger.”

PVR’s Special Meeting of the Unitholders will be convened as scheduled at 10 a.m. Eastern Time on Thursday, March 20, 2014, at The Villanova University Conference Center, 601 County Line Road, Radnor, Pennsylvania 19087. PVR unitholders of record at the close of business on February 18, 2014, are entitled to receive notice and to vote at the special meeting. The board of directors of PVR’s general partner recommends unitholders vote “FOR” the proposal to adopt the merger agreement today – by telephone, by Internet, or by signing,

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dating and returning PVR’s white proxy card. PVR unitholders should note that their vote on the merger proposal is very important and a failure to vote will have the same effect as voting against the merger.

PVR unitholders are encouraged to read the partnership’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the board’s recommendation that unitholders vote “FOR” the approval of the merger.

PVR unitholders who have questions about the merger proposal or who need help voting their units should contact our proxy solicitation agent, Morrow & Co., LLC, at 800-460-1014 (banks and brokers call: 203-658-9400).

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INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY. These documents, and any other documents filed by PVR Partners, L.P. (“PVR”) or Regency Energy Partners LP (“Regency”) with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement/prospectus from PVR by contacting Investor Relations by mail at Attention: Investor Relations, Three Radnor Corporate Center, Suite 301, 100 Matsonford Road, Radnor, Pennsylvania 19087.

PARTICIPANTS IN THE SOLICITATION

PVR and Regency, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement and Plan of Merger. Information regarding the directors and executive officers of Regency GP LLC, the general partner of Regency’s general partner, is contained in Regency’s Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding PVR’s directors and executive officers is contained in PVR’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 25, 2013, which are filed with the SEC. A complete description is also available in the definitive merger proxy statement/prospectus dated February 20, 2014.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this communication regarding the proposed transaction between PVR and Regency, the expected timetable for completing the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company and any other statements about PVR’s or Regency’s management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements.

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PVR cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of Regency to successfully integrate PVR’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the combined company as well as for producers connected to the combined company’s system and its customers, the level of creditworthiness of, and performance by counterparties and customers, the ability to access capital to fund organic growth projects and acquisitions, including significant acquisitions, and the ability to obtain debt and equity financing on satisfactory terms, the use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time, changes in commodity prices, interest rates, and demand for the combined company’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, acts of terrorism and war, industry changes including the impact of consolidations and changes in competition, the ability to obtain required approvals for construction or modernization of facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by PVR with the Securities and Exchange Commission, which are available to the public. PVR undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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PVR Partners, L.P. (NYSE: PVR) is a publicly traded limited partnership which owns and operates a network of natural gas midstream pipelines and processing plants, and owns and manages coal and natural resource properties. Our midstream assets, located principally in Texas, Oklahoma and Pennsylvania, provide gathering, transportation, compression, processing, dehydration and related services to natural gas producers. Our coal and natural resource properties, located in the Appalachian, Illinois and San Juan basins, are leased to experienced operators in exchange for royalty payments. More information about PVR is available on our website at www.pvrpartners.com.

Contact:	Stephen R. Milbourne
Director - Investor Relations
Phone: 610-975-8204
E-Mail: invest@pvrpartners.com